UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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A. Schulman, Inc.

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LyondellBasell Industries N.V.

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LyondellBasell Acquisition of A. Schulman Creating an Advanced Polymer Solutions Leader February 15, 2018

The statements in this communication relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; our ability to successfully execute projects and growth strategies; legal and environmental proceedings; tax rulings, consequences or proceedings; technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2016, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.  Additionally, this communication includes forward-looking statements relating to the proposed merger between LYB and A. Schulman, Inc. (“Schulman”), including financial estimates and statements as to the expected timing, completion and effects of the proposed merger. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of LYB and Schulman and are subject to significant risks and uncertainties outside of our control. Actual results could differ materially based on factors including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that Schulman shareholders may not adopt the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, failure to realize the benefits expected from the proposed merger and the effect of the announcement of the proposed merger on the ability of LYB and Schulman to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally. Discussions of additional risks and uncertainties are contained in LYB’s and Schulman’s filings with the Securities and Exchange Commission. Neither LYB nor Schulman is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. This presentation contains time sensitive information that is accurate only as of the date hereof.  Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.  Information concerning our non-GAAP financial measures can be found on slide 17 of this presentation. Cautionary Note Regarding Forward-looking Statements Company confidential

Additional Information and Where to Find It  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between LYB and Schulman. In connection with the proposed transaction, Schulman plans to file a proxy statement with the SEC. SHAREHOLDERS OF SCHULMAN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SCHULMAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.  Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Schulman at the SEC’s web site at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from Schulman’s website, aschulman.com, under the heading “Investors” or by contacting Schulman’s Investor Relations at 330-668-7346 or Jennifer.beeman@aschulman.com.   Participants in the Solicitation LYB, Schulman, their directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding LYB’s directors and executive officers is available in its proxy statement filed with the SEC on April 6, 2017.  Information regarding Schulman’s directors and executive officers is available in its proxy statement filed with the SEC on October 27, 2017.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.  Additional Information Company confidential   Additional Information and Where to Find It   This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between LYB and Schulman. In connection with the proposed transaction, Schulman plans to file a proxy statement with the SEC. SHAREHOLDERS OF SCHULMAN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SCHULMAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.  Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Schulman at the SEC’s web site at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from Schulman’s website, aschulman.com, under the heading “Investors” or by contacting Schulman’s Investor Relations at 330-668-7346 or Jennifer.beeman@aschulman.com.   Participants in the Solicitation LYB, Schulman, their directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding LYB’s directors and executive officers is available in its proxy statement filed with the SEC on April 6, 2017.  Information regarding Schulman’s directors and executive officers is available in its proxy statement filed with the SEC on October 27, 2017.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.

Agenda Transaction Overview Creating a Growth Platform Unique Customer Value Proposition Substantial Value Creation for Shareholders

Transaction Terms and Rationale Company confidential Financial Terms LyondellBasell will acquire A. Schulman for $2.25 billion to create a leading Advanced Polymer Solutions business LyondellBasell will purchase 100% of A. Schulman common stock for $42 per share in cash and assume outstanding debt and certain other obligations Acquisition price represents an 8.7 percent premium to the closing price as of Wednesday, February 14, 2018 Expect to capture $150 million in annual run-rate cost synergies within 2 years Total acquisition price of $2.25 billion represents 11.0x LTM Adjusted EBITDA (1) (excluding synergies) or 6.3x LTM Adjusted EBITDA (including synergies) (2) Transaction expected to be accretive to earnings within the first full year following the close Strategic Rationale Creates a vertically-integrated, world-class supplier of polymer solutions Builds a new growth platform for organic and inorganic opportunities Provides comprehensive customer solutions with a full range of product offerings across diversified end markets Expands our reach into growing and attractive markets Leverages targeted innovation across the value chain LTM Adjusted EBITDA as presented by A. Schulman obtained from publicly available quarterly release data. LTM refers to the twelve-month period ended November 30, 2017. Estimated run-rate cost synergies of $150 million.

LyondellBasell Currently Participates In One of Several Advanced Polymers Markets LyondellBasell’s PP Compounding business is a global leader in automotive Polyethylene Polypropylene Engineered Polymers

Combination Enables Vertically Integrated Solutions and Expands Offering Comprehensive customer solutions for broad and attractive markets Polyethylene Polypropylene Engineered Polymers

Expanded Business is Well-positioned to Compete in Attractive End Markets That Are Growing Above GDP

$65 billion Compounding Market (1,2)

LTM Revenue
USD, millions



$5
$4
$3
$2
$1
$0
LYB PPC + SHLM
PolyOne
Clariant
SHLM
LYB PPC
Ampacet
1,000+
other
competitors

Serving High-growth End Markets (1)

End Market	Market / CAGR
Packaging & Consumer	$19 B Market 6.6% CAGR
Electronics & Appliances	$10 B Market 6.1% CAGR
Automotive	$14 B Market 7.1% CAGR
Building & Construction	$9 B Market 5.9% CAGR
Agriculture	$2 B Market 5.9% CAGR

(1) Sources: Grand View Research and Markets and Markets. Compound Annual Growth Rates (CAGR) forecasted over 2018-2022 time period.
(2) LTM revenue for LYB Polypropylene Compounding (PPC) business and PolyOne represents period ending December 31, 2017. Clariant LTM revenue represents Plastics & Coatings division only (includes additives, pigments, and masterbatches) for period ending September 30, 2017. A. Schulman LTM revenue represents period ending November 30, 2017. Ampacet revenue estimated from news reports as company is private.

www.lyondellbasell.com
Company confidential
8

Combination Creates Value, Strengthens Earnings Growth and Stability

	lyondellbasell (1)	A. Schulman (2)	Combined Businesses (3)
LTM Revenue	$2.1 billion	$2.5 billion	$4.6 billion
LTM Adjusted EBITDA	$241 million	$205 million	$446 million
LTM Adjusted EBITDA Margin (4)	11.3%	8.1%	9.5%
LTM Sales Volume	2.5 billion pounds	2.4 billion pounds	4.9 billion pounds
Global Manufacturing Sites	18	54	72
Number of Employees	1,500	5,100	6,600

Revenue by End Markets



All Other 10%
Automotive 90%



Packaging 25%
Automotive 21%
Electronics & Electric 17%
Building & Construction 9%
Agriculture 7%
All Other 21%



All Other 16%
Packaging 14%
Electronics & Electric 9%
Building & Construction 5%
Agriculture 4%
Automotive 53%

Revenue by Geographies



USCAN 23%
APAC 13%
LATAM 11%
EMEA 53%



USCAN 32%
APAC 9%
LATAM 9%
EMEA 50%



USCAN 28%
APAC 11%
LATAM 10%
EMEA 51%

(1) Represents LyondellBasell's Polypropylene Compounding (PPC) business for the twelve-month period ended December 31, 2017. See slide 17 for information about LTM Adjusted EBITDA and LTM Adjusted EBITDA Margin.
(2) A. Schulman information obtained from publicly available quarterly release data and management estimate. LTM and Number of Employees refers to the twelve-month period ended November 30, 2017. Global Manufacturing Sites and Revenue by Geography based on the twelve month-period ended August 31, 2017. Revenue by End Markets based on the twelve month-period ended August 31, 2015.
(3) Combined business calculated as the sum of LyondellBasell PPC business and A. Shulman.
(4) LTM Adjusted EBITDA Margin calculated as LTM Adjusted EBITDA divided by LTM Revenue.

www.lyondellbasell.com Company confidential 9

Complementary Strengths Improve Ability to Deliver Complete Solutions to Customers Industry-leading operational excellence and safety Strong global polyolefins position with leading process and technology World-class, integrated manufacturing Premier position in the large and growing auto sector Global innovation capabilities Standardized global platform Customer focus / agility / speed to market Tailored product offering Strong presence in high-growth markets Technical expertise in custom solutions, color and masterbatch solutions Strong positions in packaging, personal care, automotive, electronics, appliances and agriculture LyondellBasell Advanced Polymer Solutions Vertically integrated world-class manufacturer End-to-end customer solutions Full-range product and customer solutions Expanded reach into growing markets Scalable growth platform Focused innovation

Broader Product Offering for a Wide-range of Customer Applications

Significant Cost Synergies Expected Within Two Years A. Schulman Average Adjusted EBITDA (1) from 2014 – 2017: $190 million Logistics & Procurement Operational Efficiency Asset Optimization SG&A Improvements $150 million Run-Rate Cost Synergies within 2 years ~35% ~15% ~35% ~15% Adjusted EBITDA as presented by A. Schulman obtained from publicly available quarterly release data, calculated as the average for the twelve-month periods ended August 31, 2014, 2015, 2016 and 2017.

Separate, Dedicated Global Integration Team Established to Ensure Synergy Capture and Realize Top-line Growth Potential Integration Approach Dedicated global integration team Separated from day-to-day operations to ensure focus and delivery of objectives Scalable model with multiple teams Detailed implementation planning to deliver synergies Closing expected second half of 2018 subject to: Customary regulatory approvals Approval by A. Schulman shareholders

A. Schulman Acquisition Meets LyondellBasell Value Creation Criteria Company confidential Builds on LyondellBasell Core Strengths ü Generates Value, Not Just Scale ü Captures Significant Synergies ü Accretive to Earnings by Year One ü Creates a Platform for Growth ü

Creating an Industry-leading Platform for Growth Expand in High-growth, High-value Markets Deliver Significant Shareholder Value Apply LYB Operational, Business & Commercial Excellence Platform for Growth Leverage Capabilities of Existing Compounding Business $ $ €

Q&A Company confidential

Information Related to Financial Measures Company confidential This presentation makes reference to certain “non-GAAP” financial measures as defined in Regulation G of the U.S. Securities Exchange Act of 1934, as amended. The non-GAAP measures we have presented for LyondellBasell include LTM Adjusted EBITDA and LTM Adjusted EBITDA Margin. LTM Adjusted EBITDA, as presented for LyondellBasell Polypropylene Compounding (PPC) business, is calculated based upon a standard inventory costing methodology. For GAAP purposes, we present EBITDA for our Olefins and Polyolefins Americas segment which includes PPC based upon last-in, first-out (LIFO) inventory costing methodology. To date, we have not allocated a ‘LIFO effect’ to PPC as it is not available. As such, we are unable to provide a quantitative reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.  We calculate PPC Adjusted EBITDA in this presentation as income from continuing operations, with cost of goods sold valued at standard cost, plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. Adjusted EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. Adjusted EBITDA, as presented herein, may not be comparable to similarly titled measures of A. Schulman or as reported by other companies due to differences in the way the measure is calculated.